Exhibit 99.2
Second Quarter 2007 July 25, 2007 Earnings Conference Call

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward- looking statements. Important factors that could cause such differences include, among others, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to customer acceptance or competition, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, our failure to successfully implement sales growth initiatives in our Fleet Management Solutions business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of certain customers in our SCS business segment, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, changes in market conditions affecting the commercial rental market or the sale of used vehicles, the effect of severe weather events, labor strikes or work stoppages affecting our or our customers' business operations, adequacy of accounting estimates and accruals particularly with respect to pension, taxes and revenue, changes in general economic conditions, sudden changes in fuel prices, availability of qualified drivers, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations including regulations regarding vehicle emissions and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Second Quarter 2007 Results Overview Asset Management Update Earnings Outlook Q & A

2nd Quarter Results Overview Earnings per diluted share were $1.07 versus $1.13 in 2Q06 2Q06 included an $0.11 income tax benefit Comparable earnings per diluted share were $1.07, up 5% from $1.02 in 2Q06 2Q07 included $0.01 restructuring charge related to early debt retirement Total revenue up 4% (and operating revenue up 4%) primarily as a result of contractual revenue growth in the Supply Chain and Fleet Management Solutions business segments Fleet Management Solutions (FMS) total revenue down 1% (but operating revenue up 2%) vs. prior year Fuel revenue down 8% Contractual revenue increased 7% Full service lease revenue up 6% and contract maintenance revenue up 18% Commercial rental revenue down 15% FMS net before tax earnings (NBT) up 3% FMS NBT percent of operating revenue up 10 basis points to 13.1% FMS earnings positively impacted by improved lease and contract maintenance results as well as lower pension and incentive based compensation costs, partially offset by lower commercial rental and used vehicle sales results

2nd Quarter Results Overview (cont'd) Supply Chain Solutions (SCS) total revenue up 16% (and operating revenue up 13%) vs. prior year, reflecting new/expanded business SCS net before tax earnings (NBT) down 14% Comparable results flat excluding a $2.5 million benefit in 2Q06 related to a contract termination SCS NBT percent of operating revenue of 4.7%, down 150 basis points or down 60 basis points excluding 2Q06 contract termination benefit SCS earnings positively impacted by new/expanded business, offset by a significant automotive plant closure Dedicated Contract Carriage (DCC) total revenue down 2% (and operating revenue down 1%) vs. prior year due to decreased subcontracted transportation revenue and lower fuel cost pass throughs DCC net before tax earnings (NBT) up 12% DCC NBT percent of operating revenue up 110 basis points to 9.1% DCC earnings positively impacted by lower safety and insurance costs as well as improved operating performance

Key Financial Statistics Second Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is largely a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. (3) 2006 EPS includes $0.11 benefit from tax law changes ($ Millions, Except Per Share Amounts)

Key Financial Statistics Year-to-Date (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is largely a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. (3) 2006 EPS includes $0.11 benefit from tax law changes ($ Millions, Except Per Share Amounts)

Business Segment Second Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) Our primary measure of segment financial performance excludes restructuring and other (charges)/recoveries, net; however, the applicable portion of the restructuring and other (charges)/recoveries, net that related to each segment was as follows: FMS - ($1.2) in 2007. ($ Millions)

Business Segment Year-to-Date ($ Millions) (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) Our primary measure of segment financial performance excludes restructuring and other (charges)/recoveries, net; however, the applicable portion of the restructuring and other (charges)/recoveries, net that related to each segment was as follows: FMS - ($1.5) and SCS - ($0.2) in 2007; and FMS - $0.1 and SCS - $0.1 in 2006.

Capital Expenditures Year-to-Date ($ Millions)

Cash Flow (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment Year-to-Date ($ Millions)

Debt to Equity Ratio Note: Includes impact of accumulated net pension related equity charge of $185 million as of 6/30/07, $201 million as of 12/31/06, and $221 million as of 6/30/06. (1) Non-GAAP financial measure. Total obligations include the present value of minimum lease payments and guaranteed residual values under operating leases of $196 million at 6/30/07, $78 million at 12/31/06 and $89 million at 6/30/06. (2) Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating. (1) (2) ($ Millions)

Financial Indicators Forecast (1) (1) Free Cash Flow and Debt to Equity include acquisitions. Gross Capital Expenditures exclude acquisitions. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters. ($ Millions) Free Cash Flow 1054 835 949 1091 1381 1183 1255 1635 Total Cash Generated (2) 2000 2001 2002 2003 2004 2005 2007 Forecast Midpoint Significant and predictable cash generation Invest in growth Increase assets under management Increase financial leverage 2006 Total Obligations to Equity Ratio (2) Free Cash Flow Total Obligations 3450 2885 2233 1969 1944 2302 2895 2840 Equity 1253 1231 1108 1344 1510 1527 1721 1816 2000 2001 2002 2003 2004 2006 2007 Forecast Midpoint Memo: Assets Under Management 6,928 6,626 6,751 7,301 7,534 8,205 7,030 275% 201% 146% 129% 234% 151% 157% Total Obligations (2) 2005 168% 8,141 $1,760 2006 (444)

Contents Second Quarter 2007 Results Overview Asset Management Update Earnings Outlook Q & A

Asset Management Update Note: U.S. only The number of used vehicles sold in the second quarter was 6,499, up 22% compared with prior year Retail sales proceeds per unit for tractors and trucks were down 11% and 2%, respectively, in the second quarter compared with prior year Vehicles no longer earning revenue were 10,685 at quarter end; up 4,927 vs. prior year driven primarily by a higher used truck center inventory Units held for sale were 10,371 at quarter end Average commercial rental fleet was down 10% year-over-year

Contents Second Quarter 2007 Results Overview Asset Management Update Earnings Outlook Q & A

EPS Forecast (1) Non-GAAP financial measure. Excludes tax changes and pension charge in 2006. ($ Earnings Per Share) Narrowing full year 2007 earnings forecast range to $4.30 to $4.35 per share Current forecast for EPS is as follows: * Excludes any charges related to Michigan tax law change, the magnitude of which is currently being evaluated.

Q & A

Appendix Business Segment Detail Central Support Services Balance Sheet Asset Management Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS) Second Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by sudden increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs. ($ Millions)

Fleet Management Solutions (FMS) Year-to-Date (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by sudden increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs. ($ Millions)

Supply Chain Solutions (SCS) Second Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions)

Supply Chain Solutions (SCS) Year-to-Date (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions)

Dedicated Contract Carriage (DCC) Second Quarter ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation.

Dedicated Contract Carriage (DCC) Year-to-Date ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation.

Central Support Services (CSS) Second Quarter ($ Millions)

Central Support Services (CSS) Year-to-Date ($ Millions)

Balance Sheet ($ Millions)

Redeployments Extensions Early Terminations Early Replacements 1H02 3357 2983 3284 601 1H03 2895 2444 2684 465 1H04 2977 1544 2354 577 1H05 1959 1728 2341 883 1H06 2037 1985 1952 739 1H07 2102 1800 2296 1326 Asset Management Update (a) (a) U.S. only (b) Excludes early terminations where customer purchases vehicle (b)

Assets Under Management (a) ($ Millions) (a) Assets under management represent the original cost of all vehicles owned and held under lease by Ryder. (b) Excludes impact of foreign exchange movements in 2007.

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

EPS and Net Earnings Reconciliation ($ Millions or $ Earnings Per Share) * Earnings per share amounts are calculated independently for each component and may not be additive due to rounding

Adjusted Return on Capital Reconciliation (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated using the effective income tax rate for the period exclusive of benefits from tax law changes recognized in 2006 and 2005. (4) Represents shareholders' equity adjusted for discontinued operations, accounting changes and the tax benefits in those periods. (5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. Note: Prior year has been restated to conform with current year presentation ($ Millions)

Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (4) Amounts have not been recasted to give effect for the impact of foreign exchange movements on cash for which the impact is not expected to be significant. ($ Millions)

Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. ($ Millions)

Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. ($ Millions)

Debt to Equity Reconciliation ($ Millions) Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position.

Debt to Equity Reconciliation (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)